DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus New York Tax Exempt Money Market Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to General New York Municipal Money Market Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The Acquiring Fund has more assets and a lower total expense ratio than the Fund. In addition, the Acquiring Fund and the Fund have comparable performance records. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

           If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund with a lower total expense ratio and a comparable performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, J. David Officer President

December 28, 2006

TRANSFER OF THE ASSETS OF
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
TO AND IN EXCHANGE FOR CLASS A SHARES OF
GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of General New York Municipal Money Market Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about March 16, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus New York Tax Exempt Money Market Fund (the "Fund"). You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets and a lower total expense ratio than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund and the Fund have comparable performance records. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies. The Acquiring Fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, each fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. Although each fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, the Fund may invest up to 20% of its assets in municipal obligations the interest from which may be subject to the federal alternative minimum tax and the Acquiring Fund may invest without limitation in such municipal obligations. Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund's investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege. You also may continue to purchase and sell Class A shares of the Acquiring Fund online through www.dreyfus.com.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.50% of the value of the respective fund's average daily net assets. In addition, the Acquiring Fund's Class A shares have a lower total expense ratio than the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Fund's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund with a lower total expense ratio and a comparable performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Fund's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
_________________

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus New York Tax Exempt Money Market Fund (the "Fund"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 12:00 noon, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to General New York Municipal Money Market Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
December 28, 2006

WE NEED YOUR PROXY VOTE

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

To and in Exchange for Class A Shares of

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

PROSPECTUS/PROXY STATEMENT
December 28, 2006
________________________________________

Special Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus New York Tax Exempt Money Market Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, March 1, 2007, at 12:00 noon, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to General New York Municipal Money Market Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund Class A shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated December 28, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies known as money market mutual funds. The funds have a substantially similar investment objective and investment management policies. The Fund and the Acquiring Fund each normally invest substantially all of their respective assets in short-term, high quality municipal obligations that provide income exempt from federal and New York state and New York city personal income taxes. Dreyfus is the investment adviser to the Acquiring Fund and the Fund. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated April 1, 2006, Annual Report for its fiscal year ended November 30, 2005 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended May 31, 2006 accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended May 31, 2006, please call 1-800-645-6561, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of October 31, 2006, there were 234,801,415 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about December 29, 2006.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	8

Information about the Reorganization	8

Additional Information about the Acquiring Fund and the Fund	11

Voting Information	11

Financial Statements and Experts	13

Other Matters	13

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	13

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Fund's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Class A shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will terminated.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

           The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has a substantially similar investment objective and investment management policies as the Fund. The Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Acquiring Fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

           To pursue its goal, each fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The Acquiring Fund, like the Fund, also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. In addition, each fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, when the portfolio manager believes acceptable New York municipal obligations are not available for investment.

           Although each fund seeks to provide income exempt from federal, New York state and New York city income taxes, interest from some fund holdings may be subject to the federal alternative minimum tax ("AMT"). The Fund is subject to a 20% limitation on the amount of its assets that may be invested in municipal obligations subject to the federal AMT. The Acquiring Fund may invest without limitation in such municipal obligations if Dreyfus determines that their purchase is consistent with the Acquiring Fund's investment objective. As of July 31, 2006, 18.54% of the Fund's assets and 40.18% of the Acquiring Fund's assets, respectively, were invested in municipal obligations subject to the federal AMT.

           As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

           Generally, the Acquiring Fund, like the Fund, is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by Dreyfus.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Funds" in the relevant Statement of Additional Information.

           Main Risks. Because each fund is a money market fund with a substantially similar investment objective and investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. An investment in the Acquiring Fund, as in the Fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund. Additionally, each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additional risks, as described in the Acquiring Fund's Prospectus, are discussed below.

           The following factors could reduce the Fund's or the Acquiring Fund's income level and/or share price:

•	Interest rates could rise sharply, causing the value of the fund's investments and share price to drop

•	Interest rates could drop, thereby reducing the fund's yield

•	Any of the fund's holdings could have its credit rating downgraded or could default

•	New York's economy and revenues underlying its municipal obligations may decline

•	The fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

           Derivative securities, such as structured notes in which the Fund and the Acquiring Fund may invest, can be highly volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

           The Acquiring Fund, like the Fund, is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Fund's and the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           See "Main Risks" in the relevant Prospectus and "Description of the Funds" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of July 31, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of July 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the respective fund's average daily net assets. In addition, Class A shares of the Acquiring Fund have a lower total expense ratio than the Fund based on expenses of the funds as of July 31, 2006. Shares of the Fund and Class A shares of the Acquiring Fund are not subject to any sales charges, redemption fees or exchange fees. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.50%	0.50%	0.50%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.06%	0.06%	0.06%
Other expenses	0.11%	0.09%	0.08%

Total	0.67%	0.65%	0.64%

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years

Fund shares	$68	$214	$373	$835

Acquiring Fund Class A shares	$66	$208	$362	$810

Pro Forma—After Reorganization	$65	$205	$357	$798
Acquiring Fund Class A shares

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the performance of the Fund's shares from year to year. The tables show the respective fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results.

Acquiring Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

2.79	3.00	2.73	2.48	3.41	2.18	0.83	0.45	0.57	1.79

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter:	Q4 '00	+0.89%

Worst Quarter:	Q3 '03	+0.07%

The year-to-date total return of the Acquiring Fund's Class A shares as of 9/30/06 was 2.07%.

Acquiring Fund—Class A Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

1.79%	1.16%	2.02%

The most current seven-day yield for the Acquiring Fund's Class A shares is available by calling 1-800-645-6561.

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

2.79	3.00	2.75	2.51	3.45	2.20	0.92	0.47	0.59	1.79

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter:	Q4 '00	+0.90%

Worst Quarter:	Q3 '03	+0.08%

The year-to-date total return of the Fund's shares as of 9/30/06 was 2.08%.

Fund Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

1.79%	1.19%	2.04%

The most current seven-day yield for the Fund's shares is available by calling 1-800-645-6561.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $193 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

           Primary Portfolio Manager. Joseph Irace serves as the primary portfolio manager of the Fund and the Acquiring Fund.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and the Fund, each fund has different Board members. None of the Board members of the Acquiring Fund or the Fund is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or the Fund ("Independent Board Members"). For a description of the Acquiring Fund's Board members, see Exhibit B.

           Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into two classes--Class A and Class B. There will be no exchange of Class B shares of the Acquiring Fund. The following table sets forth as of October 31, 2006 (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class A shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$234,774,080	$267,595,612	$502,369,692
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	234,801,415	267,368,591	502,170,006

           The Acquiring Fund had approximately $351 million in total net assets (attributable to Class A and Class B shares) as of October 31, 2006. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. The Fund calculates its net asset value per share once a day—12:00 noon. The Acquiring Fund calculates its net asset value per share three times a day—12:00 noon, 3:00 p.m. and 8:00 p.m. Generally, a purchase order received by 12:00 noon by the Fund will be effective, and will receive the dividend declared, on that day. Generally, a purchase order received by 3:00 p.m. by the Acquiring Fund will be effective, and will receive the dividend declared, on that day. Orders for Acquiring Fund shares placed after 3:00 p.m., but before 8:00 p.m., generally will become effective at the price determined at 8:00 p.m. on that day and the Acquiring Fund shares purchased will start earning dividends on the next business day. All times are Eastern time. See "Account Policies – Buying shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Fund shares and Class A shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each reimburses Dreyfus Service Corporation, their distributor, an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of the Fund and the Acquiring Fund, respectively, for providing shareholder services. See "Shareholder Services Plans" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. If a redemption request is received by 12:00 noon by the Fund or by 3:00 p.m. by the Acquiring Fund, the redemption proceeds ordinarily will be paid on that day, and the shares will not receive the dividend declared on that day. See "Account Policies—Selling shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are the same. The Fund and the Acquiring Fund each ordinarily declare dividends from their respective net investment income on each day the New York Stock Exchange is open for regular business. Although they may do so more frequently, each fund usually pays dividends once a month and anticipates paying any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. The Acquiring Fund also offers a Quarterly Distribution Plan. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund with a lower total expense ratio and a comparable performance record, without diluting such shareholders' interests. As of October 31, 2006, the Fund had net assets of approximately $235 million and the Acquiring Fund had net assets of approximately $351 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Boards of the Fund and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 16, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will represent Class A shares of the Acquiring Fund distributed to the Fund's shareholders of record.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $31,534, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $7,500.

           If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

           The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part its Registration Statement on Form N-1A (File No. 33-9451). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-14294).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of November 20, 2006, the following shareholder was known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

Pershing LLC Pershing Div - Transfer Department P.O. Box 2052 Jersey City, NJ 07303-2052	16.06%	13.25%

           As of November 20, 2006, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding Class A voting shares of the Acquiring Fund:

Name and Address	Percentage of Outstanding Class A Shares

Before Reorganization	After Reorganization

The Bank of New York As Agent For United Enterprises Three New York Plaza 19th Floor New York, NY 10004	9.36%	5.13%

           As of November 20, 2006, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended May 31, 2006 and the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 2005 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2006 (the "Agreement"), between DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND (the "Fund"), a Massachusetts business trust, and GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND (the "Acquiring Fund"), a Massachusetts business trust.

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Class A shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund and the Acquiring Fund are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                     1.       THE REORGANIZATION.

                     1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                     1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                     1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                     1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                     1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                     1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                     1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                     2.       VALUATION.

                     2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Agreement and Declaration of Trust, as amended (the "Acquiring Fund's Declaration of Trust"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

                     2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                     3.       CLOSING AND CLOSING DATE.

                     3.1     The Closing Date shall be March 16, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2    The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                     3.3    If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                     4.       REPRESENTATIONS AND WARRANTIES.

                     4.1     The Fund represents and warrants to the Acquiring Fund as follows:

                               (a) The Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                               (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Fund's Declaration of Trust"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                               (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                               (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                               (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended May 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                               (h) Since May 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                               (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                               (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                               (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2     The Acquiring Fund represents and warrants to the Fund as follows:

                               (a) The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                               (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Declaration of Trust or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                               (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended November 30, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                               (g) Since November 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                               (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                               (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                               (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                     5.       COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                     5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                     5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                     5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                     5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                     5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

                     6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

                     6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                     7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                     8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

                     8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                     8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                               (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                     9.       TERMINATION OF AGREEMENT; EXPENSES.

                     9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                     9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                     10.     WAIVER.

                     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                     11.     MISCELLANEOUS.

                     11.1   None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2   This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3   This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                     11.4   This Agreement may be amended only by a signed writing between the parties.

                     11.5   This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                     11.7   It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Declaration of Trust or the Acquiring Fund's Declaration of Trust; a copy of each of the Fund's and the Acquiring Fund's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund's and the Acquiring Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND By: Stephen E. Canter, President

ATTEST:	Jeff Prusnofsky, Assistant Secretary

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND By: Stephen E. Canter, President

ATTEST:	Jeff Prusnofsky, Assistant Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

           Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.1

____________________
1 None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Century Business Services, Inc., a provider of
  outsourcing functions for small and medium size
  companies, Director
The Newark Group, a provider of a national market of
  paper recovery facilities, paperboard mills and
  paperboard converting plants, Director
Sunair Services Corporation, engaging in the design,
  manufacture and sale of high frequency systems for
  long-range voice and data communications, as well
  as providing certain outdoor-related services to
homes and businesses, Director

Clifford L. Alexander, Jr. (73) Board Member (1986)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present) Chairman of the Board of Moody's Corporation (October 2000 - October 2003)	Mutual of America Life Insurance Company, Director

Peggy C. Davis (63) Board Member (1990)	Shad Professor of Law,
  New York University School of
  Law (1983 - present)
Writer and teacher in the fields of
  evidence, constitutional theory,
  family law, social sciences and
  the law, legal process and
  professional methodology and
training	None

Ernest Kafka (74) Board Member (1986)	Physician engaged in private
  practice specializing in the
  psychoanalysis of adults and
  adolescents (1962 - present)
Instructor, The New York
  Psychoanalytic Institute
  (1981 - present)
Associate Clinical Professor of
  Psychiatry at Cornell Medical
School (1987 - 2002)	None

Nathan Leventhal (63) Board Member (1989)	A management consultant for various non-profit organizations (May 2004 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

           The undersigned shareholder of Dreyfus New York Tax Exempt Money Market Fund (the "Fund"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 12:00 noon, on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           3.   TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

           4.   INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

           5.   MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated:
Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

Signature(s)                            (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the General New York Municipal Money Market Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2006

Acquisition of the Assets of

DREYFUS NEW YORK TAX EXEMPT MONEY
MARKET FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class A Shares of

GENERAL NEW YORK MUNICIPAL MONEY
MARKET FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 28, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund (the "Fund"), in exchange for Class A shares of General New York Municipal Money Market Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated April 1, 2006.

2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2005.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2006.

4.	The Fund's Annual Report for the fiscal year ended May 31, 2006.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of October 31, 2006.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated December 28, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated April 1, 2006 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A, filed March 30, 2006 (File No. 33-9451 ). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated November 30, 2005, filed February 3, 2006, and Semi-Annual Report dated May 31, 2006, filed July 31, 2006.

           The Fund's Statement of Additional Information dated October 1, 2006 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A, filed September 27, 2006 (File No. 33-14294). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated May 31, 2006, filed July 31, 2006.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)

General New York Municipal Money Market Fund

October 31, 2006

                                                                    Principal Amount ($)                        Value ($)
                                                        ---------------------------------------------------------------------------
                                                        General New    Dreyfus New                General      Dreyfus
                                                        York           York                       New York     New York
                                                        Municipal      Tax Exempt                 Municipal    Tax Exempt
                                                        Money          Money           Pro Forma  Money        Money      Pro Forma
                                                        Market         Market          Combined   Market       Market     Combined
                                                        Fund           Fund            (*)        Fund         Fund          (*)
                                                        ---------------------------------------------------------------------------
                                     Coupon  Maturity
                                      Rate    Date
Short-Term Investments--100.0%        (%)
-----------------------------------------------------------------------------------------------------------------------------------

Albany Industrial Development
     Agency, Civic Facility Revenue
     (Albany College of Pharmacy
     Project) (LOC; TD Banknorth,
     N.A.)                             3.62 11/7/06                 8,000,000 a     8,000,000               8,000,000     8,000,000

Albany Industrial Development
     Agency, Civic Facility Revenue
     (Albany Medical Center
     Hospital Project) (LOC; Key
     Bank)                             3.58 11/7/06  5,000,000 a                    5,000,000   5,000,000                 5,000,000

Albany Industrial Development
     Agency, Civic Facility Revenue
     (Renaissance Corporation
     Albany of Project) (LOC; M&T
     Bank)                             3.64 11/7/06  3,205,000 a    2,900,000 a     6,105,000   3,205,000   2,900,000     6,105,000

Albany Industrial Development
     Agency, Civic Facility Revenue
     (University at Albany
     Foundation Student Housing
     Corporation - Empire Commons
     East Project) (Insured; AMBAC
     and Liquidity Facility; Key
     Bank)                             3.62 11/7/06  3,980,000 a    1,000,000 a     4,980,000   3,980,000   1,000,000     4,980,000

Albany Industrial Development
     Agency, Civic Facility
     Revenue, Refunding (Albany
     Institute of History and Art
     Project) (LOC; Key Bank)          3.62 11/7/06  2,075,000 a                    2,075,000   2,075,000                 2,075,000

Albany Industrial Development
     Agency, IDR (Davies Office
     Refurbishing, Inc. Project)
     (LOC; HSBC Bank USA)              3.65 11/7/06  2,220,000 a                    2,220,000   2,220,000                 2,220,000

Albany Industrial Development
     Agency, IDR (Davies Office
     Refurbishing, Inc. Project)
     (LOC; HSBC Bank USA)              3.65 11/7/06  1,395,000 a                    1,395,000   1,395,000                 1,395,000

Albany Industrial Development
     Agency, IDR (Newkirk Products,
     Inc. Project) (LOC; Bank of
     America)                          3.63 11/7/06  1,060,000 a                    1,060,000   1,060,000                 1,060,000

Albany Industrial Development
     Agency, Senior Housing Revenue
     (South Mall Towers Albany,
     L.P. Project) (Insured; FNMA
     and Liquidity Facility; FNMA)     3.58 11/7/06                 1,120,000 a     1,120,000               1,120,000     1,120,000

Babylon Industrial Development
     Agency, IDR (J. D'Addario and
     Co. Inc. Project) (LOC; Bank
     of America)                       3.65 11/7/06  2,400,000 a                    2,400,000   2,400,000                 2,400,000

Allegany County Industrial
     Development Agency, Civic
     Facility Revenue (Houghton
     College Project) (LOC; Key
     Bank)                             3.64 11/7/06                 4,600,000 a     4,600,000               4,600,000     4,600,000

Babylon Industrial Development
     Agency, IDR (Lambro Industries
     Inc. Project) (LOC; Bank of
     America)                          3.56 11/7/06                   680,000 a       680,000                 680,000       680,000

Beacon City School District,
     TAN                               4.50 2/20/07  1,650,000                      1,650,000   1,653,643                 1,653,643

Binghamton,
     GO Notes, BAN                     4.00  2/2/07  4,800,000      3,600,000       8,400,000   4,805,130   3,603,848     8,408,978

Brewster,
     GO Notes, BAN                     4.80 5/18/07  2,750,000      2,600,000       5,350,000   2,759,443   2,608,928     5,368,371

Burnt Hills-Ballston Lake Central
     School District, GO Notes, BAN    4.50  7/6/07                 1,328,636       1,328,636               1,334,245     1,334,245

Chautauqua County Industrial
     Development Agency, Civic
     Facility Revenue (United
     Cerebral Palsy Project) (LOC;
     Key Bank)                         3.64  11/7/06                1,035,000 a     1,035,000                1,035,000    1,035,000

Colonie,
     GO Notes, BAN                     4.25  4/5/07  2,110,000      2,000,000       4,110,000   2,114,405    2,004,176    4,118,581

Colonie Industrial Development
     Agency, IDR (13 Green Mount
     Drive Project) (LOC; HSBC Bank
     USA)                              3.80  11/7/06                  130,000 a       130,000                 130,000       130,000

Dutchess County Industrial
     Development Agency, Civic
     Facility Revenue, Refunding
     (Lutheran Center at
     Poughkeepsie, Inc. Project)
     (LOC; Key Bank)                   3.62  11/7/06 2,000,000 a    1,920,000 a     3,920,000   2,000,000   1,920,000     3,920,000

Erie County Industrial Development
     Agency, Civic Facility Revenue
     (Community Services Disabled
     Project) (LOC; Key Bank)          3.64  11/7/06                2,905,000 a     2,905,000               2,905,000     2,905,000

Erie County Industrial Development
     Agency, Civic Facility Revenue
     (DePaul Community Facilities
     Inc. Project) (LOC; Key Bank)     3.64  11/7/06                1,370,000 a     1,370,000               1,370,000     1,370,000

Erie County Industrial Development
     Agency, Civic Facility Revenue
     (Hauptman-Woodward Project)
     (LOC; Key Bank)                   3.64  11/7/06 2,230,000 a                    2,230,000   2,230,000                 2,230,000

Erie County Industrial Development
     Agency, Civic Facility Revenue
     (People Inc. Project) (LOC;
     Key Bank)                         3.64  11/7/06 2,480,000 a    2,460,000 a     4,940,000   2,480,000   2,460,000     4,940,000

Erie County Industrial Development
     Agency, Civic Facility Revenue
     (United Cerebral Palsy
     Association Project) (LOC; Key
     Bank)                             3.64  11/7/06                  745,000 a       745,000                 745,000       745,000

Erie County Industrial Development
     Agency, IDR (Luminescent
     System Inc. Project) (LOC;
     HSBC Bank USA)                    3.80  11/7/06                4,345,000 a     4,345,000               4,345,000     4,345,000

Erie County Industrial Development
     Agency, IDR (MMARS 3rd
     Program-B&G Properties) (LOC;
     HSBC Bank USA)                    4.10  11/7/06   820,000 a                      820,000     820,000                   820,000

Erie County Industrial Development
     Agency, Multi-Mode Civic
     Facility Revenue (United
     Cerebral Palsy Association of
     Western New York, Inc.
     Project) (LOC; Key Bank)          3.64  11/7/06 4,545,000 a                    4,545,000   4,545,000                 4,545,000

Erie County Tobacco Asset
     Securitization Corporation,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch and
     LOC; Merrill Lynch)               3.61  11/7/06 4,850,000 a,b  5,085,000a,b    9,935,000   4,850,000   5,085,000     9,935,000

Fayetteville-Manlius Central
     School District, GO Notes, BAN    4.25  11/3/06                  725,620         725,620                 725,650       725,650
Freeport,

     GO Notes, BAN                     4.50 7/26/07  1,000,000                      1,000,000   1,004,922                 1,004,922

Goldman Sachs Pool Trust,
     Revenue (Liquidity Facility;
     Goldman Sachs Group Inc. and
     LOC; Ixis Corporate and
     Investment Bank)                  3.66  11/7/06 4,400,000 a,b  2,600,000a,b    7,000,000   4,400,000   2,600,000     7,000,000

Hempstead Industrial Development
     Agency, IDR, Refunding
     (Trigen-Nassau Energy
     Corporation) (LOC; Societe
     Generale)                         3.60 11/7/06  5,200,000 a                    5,200,000   5,200,000                 5,200,000

Herkimer County Industrial
     Development Agency, Civic
     Facility Revenue (Templeton
     Foundation Project) (LOC; Key
     Bank)                             3.64 11/7/06                 1,960,000 a     1,960,000               1,960,000     1,960,000

Irvington Union Free School
     District, GO Notes, TAN           4.65 6/22/07                   450,000        450,000                 452,201       452,201

Lancaster Industrial Development
     Agency, IDR (Lancaster Steel
     Service Project) (LOC; M&T
     Bank)                             3.64 11/7/06                   940,000 a       940,000                 940,000       940,000

Long Island Power Authority,
     Electric System General
     Revenue (Insured; AMBAC)          4.50 12/1/06                   100,000         100,000                 100,059       100,059

Merrick Union Free School
     District, GO Notes, TAN           4.50 6/27/07                   500,000         500,000                 502,035       502,035

Metropolitan Transportation
     Authority, Dedicated Tax Fund,
     Refunding (Insured; XLCA and
     Liquidity Facility; Citibank
     NA)                               3.56 11/7/06  8,500,000 a   11,775,000 a    20,275,000   8,500,000  11,775,000    20,275,000

Metropolitan Transportation
     Authority, Transportation
     Revenue, CP (Liquidity
     Facility; ABN-AMRO)               3.52 11/3/06  4,700,000      4,000,000       8,700,000   4,700,000   4,000,000     8,700,000

Monroe County Industrial
     Development Agency, Civic
     Facility Revenue (Heritage
     Christian Home Project) (LOC;
     Key Bank)                         3.64 11/7/06  2,670,000 a                   2,670,000   2,670,000                 2,670,000

Monroe County Industrial
     Development Agency, Civic
     Facility Revenue (YMCA of
     Greater Rochester Project)
     (LOC; M&T Bank)                   3.61 11/7/06  5,435,000 a    2,500,000 a     7,935,000   5,435,000   2,500,000     7,935,000

Monroe County Industrial
     Development Agency, IDR
     (Jamestown Container of
     Rochester Inc. Facility) (LOC;
     HSBC Bank USA)                    3.80 11/7/06    695,000 a                      695,000     695,000                   695,000

Monroe County Industrial
     Development Agency, IDR (2883
     Associates LP) (LOC; HSBC Bank
     USA)                              3.80 11/7/06                1,145,000 a      1,145,000               1,145,000     1,145,000

Monroe County Industrial
     Development Agency, IDR
     (Axelrod Realty Partnership
     Facility) (LOC; JPMorgan Chase
     Bank)                             3.84 12/1/06                  520,000          520,000                 520,000       520,000

Monroe County Industrial
     Development Agency, IDR
     (Mercury Print Productions
     Inc. Facility) (LOC; M&T Bank)    3.76 11/7/06                  345,000 a        345,000                 345,000       345,000

Monroe County Industrial
     Development Agency, IDR
     (National Development Council
     Multi-Issue Facilities) (LOC;
     HSBC Bank USA)                    3.93 12/15/06                  600,000         600,000                 600,000       600,000

Monroe County Industrial
     Development Agency, LR (Robert
     Weslayan College Project)
     (LOC; M&T Bank)                   3.64 11/7/06  2,815,000 a                    2,815,000   2,815,000                 2,815,000

Nassau County Industrial
     Development Agency, Civic
     Facility Revenue (North Shore
     Hebrew Academy High School
     Project) (LOC; Comerica Bank)     3.58 11/7/06  5,080,000 a                    5,080,000   5,080,000                 5,080,000

New York City
     (Liquidity Facility; Dexia
     Credit Locale)                    3.61 11/7/06                2,470,000a,b     2,470,000               2,470,000     2,470,000

New York City
     (Liquidity Facility; Merrill
     Lynch)                            3.61 11/7/06  9,320,000 a,b 5,000,000a,b    14,320,000    9,320,000  5,000,000    14,320,000

New York City
     (LOC; California State
     Teachers Retirement System)       3.60 11/1/06  8,500,000 a                    8,500,000    8,500,000                8,500,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Abraham
     Joshua Heschel Project) (LOC;
     Allied Irish Banks)               3.62 11/7/06                2,000,000 a      2,000,000                2,000,00     2,000,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Columbia
     Grammar and Preparatory School
     Project) (LOC; Allied Irish
     Banks)                            3.58 11/7/06  1,900,000 a                    1,900,000   1,900,000                 1,900,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Convent of
     the Sacred Heart School of New
     York Project) (LOC; Allied
     Irish Banks)                      3.57 11/7/06                3,650,000 a      3,650,000               3,650,000     3,650,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Ethical
     Culture Fieldston School
     Project) (Insured; XLCA and
     Liquidity Facility; Dexia
     Credit Locale)                    3.60  11/7/06                4,165,000 a     4,165,000               4,165,000     4,165,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Jewish
     Community Center on the Upper
     West Side, Inc. Project) (LOC;
     M&T Bank)                         3.64  11/7/06                4,900,000 a     4,900,000               4,900,000     4,900,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Mercy
     College Project) (LOC; Key
     Bank)                             3.62 11/7/06  4,400,000 a    2,300,000 a      6,700,000   4,400,000   2,300,000     6,700,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue (Village
     Community School Project)
     (LOC; M&T Bank)                   3.63 11/7/06                 1,160,000 a     1,160,000               1,160,000     1,160,000

New York City Industrial
     Development Agency, Civic
     Facility Revenue, Refunding
     (Federation of Protestant
     Welfare Agencies Inc. Project)
     (LOC; Allied Irish Banks)         3.58 11/7/06  3,110,000 a                    3,110,000   3,110,000                 3,110,000

New York City Industrial
     Development Agency, IDR
     (Allway Tools Inc. Additional
     Project) (LOC; Citibank NA)       3.62 11/7/06  1,935,000 a                    1,935,000   1,935,000                 1,935,000

New York City Industrial
     Development Agency, IDR
     (Novelty Crystal Corp.
     Project) (LOC; Commerce Bank)     3.68 11/7/06                3,725,000 a      3,725,000               3,725,000     3,725,000

New York City Industrial
     Development Agency, IDR (Swak
     Realty LLC Project) (LOC; The
     Bank of New York)                 3.70 11/7/06                  975,000 a        975,000                 975,000       975,000

New York City Municipal Water
     Finance Authority, CP
     (Liquidity Facility: Dexia
     Credit Locale and JPMorgan
     Chase Bank)                       3.52 11/9/06  1,400,000                      1,400,000   1,400,000                 1,400,000

New York City Municipal Water
     Finance Authority, Water and
     Sewer System Revenue (Putters
     Program) (Insured; FSA and
     Liquidity Facility; Deutsche
     Postbank)                         3.60 11/7/06                5,870,000 a,b    5,870,000               5,870,000     5,870,000

New York City Transitional Finance
     Authority, Revenue (New York
     City Recovery)                    3.63 11/1/06 11,855,000 a                   11,855,000  11,855,000                11,855,000

New York City Transitional Finance
     Authority, Revenue (New York
     City Recovery) (Liquidity
     Facility; Landesbank
     Hessen-Thuringen Girozentrale)    3.62 11/1/06  5,800,000 a                    5,800,000   5,800,000                 5,800,000

New York Convention Center
     Development Corporation,
     Revenue (Hotel Unit Fee
     Secured) (Putters Program)
     (Insured; AMBAC and Liquidity
     Facility; JPMorgan Chase Bank)    3.60 11/7/06  7,000,000 a,b                  7,000,000   7,000,000                 7,000,000

New York Counties Tobacco Trust
     II, Tobacco Settlement
     Pass-Through Bonds (Liquidity
     Facility; Merrill Lynch)          3.61 11/7/06  5,215,000 a,b 4,760,000 a,b    9,975,000   5,215,000   4,760,000     9,975,000

New York Counties Tobacco Trust
     IV, Tobacco Settlement
     Pass-Through Bonds (Liquidity
     Facility; Merrill Lynch)          3.61 11/7/06    750,000 a,b 7,330,000 a,b    8,080,000     750,000   7,330,000     8,080,000

New York State Dormitory
     Authority, Revenue (Mount
     Saint Mary College) (Insured;
     Radian Bank and Liquidity
     Facility; Citizens Bank of
     Massachusetts)                    3.62 11/7/06                7,300,000 a      7,300,000               7,300,000     7,300,000

New York State Dormitory
     Authority, Revenue (Mount
     Sinai NYU Health Obligated
     Group) (Liquidity Facility;
     Merrill Lynch)                    3.61 11/7/06                2,100,000 a,b    2,100,000               2,100,000     2,100,000

New York State Dormitory
     Authority, Revenue (Park Ridge
     Hospital Inc.) (LOC; JPMorgan
     Chase Bank)                       3.56 11/7/06  6,200,000 a                    6,200,000   6,200,000                 6,200,000

New York State Dormitory
     Authority, Revenue (Putter
     Series Program) (Insured;
     Radian and Liquidity Facility;
     JPMorgan Chase Bank)              3.60 11/7/06  3,745,000 a,b                  3,745,000   3,745,000                 3,745,000

New York State Energy and Research
     and Development Authority,
     Electric Facilities Revenue
     (Long Island Lighting Co.
     Project) (LOC; Royal Bank of
     Scotland)                         3.60 11/7/06  2,200,000 a                    2,200,000   2,200,000                 2,200,000

New York State Housing Finance
     Agency, Housing Revenue (33
     West End Avenue Apartments)
     (LOC; HSBC Bank USA)              3.64 11/7/06  9,000,000 a                    9,000,000   9,000,000                 9,000,000

New York State Housing Finance
     Agency, Housing Revenue (250
     West 93rd Street) (LOC; Bank
     of America)                       3.61 11/7/06 13,000,000 a                   13,000,000  13,000,000                13,000,000

New York State Housing Finance
     Agency, Housing Revenue
     (Gateway to New Cassel) (LOC;
     JPMorgan Chase Bank)              3.62 11/7/06  4,800,000 a   4,700,000 a      9,500,000   4,800,000   4,700,000     9,500,000

New York State Housing Finance
     Agency, Housing Revenue (Rip
     Van Winkle House) (Insured;
     FHLMC and Liquidity Facility;
     FHLMC)                            3.62 11/7/06  5,600,000 a   1,000,000 a      6,600,000   5,600,000   1,000,000     6,600,000

New York State Housing Finance
     Agency, Revenue (East 39
     Street Housing) (Insured; FNMA
     and Liquidity Facility; FNMA)     3.60 11/7/06  4,800,000 a                    4,800,000   4,800,000                 4,800,000

New York State Housing Finance
     Agency, Revenue (Nursing Home
     and Health Care Project)
     (Insured; MBIA)                   4.60 11/1/06                  150,000          150,000                 150,000       150,000

New York State Housing Finance
     Agency, Revenue (Sea Park West
     Housing) (Insured; FHLMC and
     Liquidity Facility; FHLMC)        3.62 11/7/06 3,250,000 a    3,450,000 a      6,700,000   3,250,000   3,450,000     6,700,000

New York State Housing Finance
     Agency, Revenue (Tower 31
     Housing) (LOC; Bank of America)   3.62 11/7/06 10,000,000 a                  10,000,000  10,000,000                10,000,000

New York State Mortgage Agency,
     Mortgage Revenue (Liquidity
     Facility; Citibank NA)            3.62 11/7/06  6,680,000 a,b                 6,680,000   6,680,000                 6,680,000

New York State Urban Development
     Corporation, Correctional and
     Youth Facilities Service
     Contract Revenue (Liquidity
     Facility; Merrill Lynch
     Capital Services and LOC;
     Merrill Lynch)                    3.61 11/7/06  3,500,000 a,b                 3,500,000   3,500,000                 3,500,000

Newburgh Industrial Development
     Agency, Civic Facility Revenue
     (Community Development
     Properties Dubois Street II,
     Inc. Project) (LOC; Key Bank)     3.62 11/7/06  4,730,000 a                   4,730,000   4,730,000                 4,730,000

Newburgh Industrial Development
     Agency, MFHR (Liquidity
     Facility; Merrill Lynch)          3.67 11/7/06                3,100,000 a,b    3,100,000               3,100,000     3,100,000

Niagara County Industrial
     Development Agency, Civic
     Facility Revenue (NYSARC Inc.,
     Niagara County Chapter) (LOC;
     Key Bank)                         3.64 11/7/06  2,900,000 a                    2,900,000   2,900,000                 2,900,000

Olean,
     GO Notes, RAN                     4.50 8/30/07  1,300,000     1,200,000        2,500,000   1,307,293   1,206,732     2,514,025

Oneida County Industrial
     Development Agency, IDR (CMB
     Oriskany) (LOC; The Bank of
     New York)                         3.70 11/7/06  2,045,000 a                    2,045,000   2,045,000                 2,045,000

Oneida County Industrial
     Development Agency, IDR (The
     Fountainhead Group, Inc.
     Facility) (LOC; Citizens Bank
     of Massachusetts)                 3.59 11/7/06                 3,165,000 a     3,165,000               3,165,000     3,165,000

Ontario County Industrial
     Development Agency, Civic
     Facility Revenue (Friends of
     the Finger Lakes Performing
     Arts Center, Inc. Civic
     Facility) (LOC; Citizens Bank
     of Massachusetts)                 3.58 11/7/06  3,395,000 a                    3,395,000   3,395,000                 3,395,000

Ontario County Industrial
     Development Agency, IDR
     (Robert C. Horton/Ultrafab)
     (LOC; JPMorgan Chase Bank)        3.68 11/7/06  1,300,000 a                    1,300,000   1,300,000                 1,300,000

Oswego County Industrial
     Development Agency, Civic
     Facility Revenue (Springside
     at Seneca Hill, Inc. Project)
     (LOC; M&T Bank)                   3.66 11/7/06                 2,760,000 a     2,760,000               2,760,000     2,760,000

Otsego County Industrial
     Development Agency, Civic
     Facility Revenue (Saint James
     Retirement Community Project)
     (LOC; M&T Bank)                   3.61 11/7/06                 2,295,000 a     2,295,000               2,295,000     2,295,000

Otsego County Industrial
     Development Agency, Civic
     Facility Revenue (Templeton
     Foundation Project) (LOC; Key
     Bank)                             3.64 11/7/06                 3,600,000 a     3,600,000               3,600,000     3,600,000

Patchogue-Medford Union Free
     School District, GO Notes, TAN    4.50 6/29/07  6,700,000      4,900,000      11,600,000   6,727,150   4,919,856    11,647,006

Pearl River Union Free School
     District, GO Notes, TAN           4.50 6/28/07                 2,200,000       2,200,000               2,208,725     2,208,725

Port Chester Industrial
     Development Agency, IDR (40
     Pearl Street LLC) (LOC; The
     Bank of New York)                 3.60 11/7/06  1,500,000 a    2,150,000 a     3,650,000   1,500,000   2,150,000     3,650,000

Poughkeepsie Industrial
     Development Agency, Senior
     Living Facility Revenue (Manor
     at Woodside Project) (LOC; The
     Bank of New York)                 3.60 11/7/06  5,000,000 a                    5,000,000   5,000,000                 5,000,000

Putnam County Industrial
     Development Agency, Civic
     Facility Revenue (United
     Cerebral Palsy of Putnam and
     Southern Dutchess Project)
     (LOC; Commerce Bank)              3.65 11/7/06                 2,300,000 a     2,300,000               2,300,000     2,300,000

Rensselaer County Industrial
     Development Agency, Civic
     Facility Revenue (The Sage
     Colleges Project) (LOC; M&T
     Bank)                             3.65 11/7/06                 2,295,000 a     2,295,000               2,295,000     2,295,000

Roaring Fork Municipal Products
     LLC, Revenue (Liquidity
     Facility; The Bank of New York)   3.62 11/7/06  7,875,000 a,b                  7,875,000   7,875,000                 7,875,000

Rockland County Industrial
     Development Agency, IDR
     (Intercos America Inc.
     Project) (LOC; HSBC Bank USA)     3.80 11/7/06                 3,990,000 a     3,990,000               3,990,000     3,990,000

Saint Lawrence County Industrial
     Development Agency, Civic
     Facility Revenue
     (Canton-Potsdam Hospital
     Project) (LOC; Key Bank)          3.62 11/7/06  5,528,000 a                    5,528,000   5,528,000                 5,528,000

Saint Lawrence County Industrial
     Development Agency, IDR (Saint
     Lawrence County Newspapers
     Corp. Project) (LOC; Key Bank)    3.71 11/7/06  1,895,000 a                    1,895,000   1,895,000                 1,895,000

Schenectady County Industrial
     Development Agency, Civic
     Facility Revenue (Sunnyview
     Hospital and Rehabilitation
     Center Project) (LOC; Key Bank)   3.59 11/7/06  3,900,000 a                    3,900,000   3,900,000                 3,900,000

Schoharie County Industrial
     Development Agency, Civic
     Facility Revenue (Bassett
     Hospital Project) (LOC; Key
     Bank)                             3.64 11/7/06  1,600,000 a                    1,600,000   1,600,000                 1,600,000

Seneca County Industrial
     Development Agency, Civic
     Facility Revenue (Kidspace
     National Centers of New York
     Project) (LOC; Key Bank)          3.64 11/7/06                 1,710,000 a     1,710,000               1,710,000     1,710,000

Shenendehowa Central School
     District, GO Notes, BAN           4.50 6/29/07  3,000,000      2,760,000       5,760,000   3,004,420   2,764,066     5,768,486

Southeast Industrial Development
     Agency, IDR (Unilock New York
     Inc. Project) (LOC; Bank One)     3.80 11/7/06  1,600,000 a                    1,600,000   1,600,000                 1,600,000

Suffolk County Industrial
     Development Agency, Civic
     Facility Revenue (Hampton Day
     School Civic Facilty) (LOC;
     JPMorgan Chase Bank)              3.57 11/7/06                 2,840,000 a     2,840,000               2,840,000     2,840,000

Suffolk County Industrial
     Development Agency, IDR
     (Belmont Villas LLC Facility)
     (Insured; FNMA)                   3.58 11/7/06  9,255,000 a    3,000,000 a    12,255,000   9,255,000   3,000,000    12,255,000

Suffolk County Industrial
     Development Agency, IDR
     (BIO-Botanica Inc. Project)
     (LOC; Citibank NA)                3.60 11/7/06  3,360,000 a                    3,360,000   3,360,000                 3,360,000

Syracuse Industrial Development
     Agency, Civic Facility Revenue
     (Community Development
     Properties-Larned Project)
     (LOC; M&T Bank)                   3.64 11/7/06                 2,400,000 a     2,400,000               2,400,000     2,400,000

Syracuse Industrial Development
     Agency, Civic Facility
     Revenue, Refunding (Crouse
     Health Hospital) (LOC; M&T
     Bank)                             3.64 11/7/06  4,000,000 a                    4,000,000   4,000,000                 4,000,000

Tobacco Settlement Financing
     Corporation of New York,
     Asset-Backed Revenue Bonds
     (State Contingency Contract
     Secured)                          5.00  6/1/07                 1,525,000       1,525,000               1,536,666     1,536,666

Tobacco Settlement Financing Corporation
     of New York, Asset-Backed
     Revenue Bonds (State
     Contingency Contract Secured)     5.00  6/1/07                   175,000         175,000                 176,237       176,237

Tobacco Settlement Financing
     Corporation of New York,
     Asset-Backed Revenue (State
     Contingency Contract Secured)
     (Putters Program) (LOC;
     JPMorgan Chase Bank)              5.00 11/1/06                 4,995,000 a,b   4,995,000               4,995,000     4,995,000

TSASC Inc. of New York,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch)          3.62 11/7/06 14,360,000 a,b                 14,360,000  14,360,000                14,360,000

TSASC Inc. of New York,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch)          3.62 11/7/06 20,000,000 a,b  3,280,000 a,b  23,280,000  20,000,000   3,280,000    23,280,000

TSASC Inc. of New York,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch)          3.65 11/7/06  3,350,000 a,b  2,000,000 a,b   5,350,000   3,350,000   2,000,000     5,350,000

Ulster County Industrial
     Development Agency, IDR
     (Deluxe Packaging Corp.
     Project) (LOC; National Bank
     of Canada)                        3.70 11/7/06                 2,500,000 a     2,500,000               2,500,000     2,500,000

Ulster County Industrial
     Development Agency, IDR
     (Kingston Block and Masonry
     Supply, LLC Project) (LOC; The
     Bank of New York)                 3.70 11/7/06  3,055,000 a                    3,055,000   3,055,000                 3,055,000

Union-Endicott Central School
     District, GO Notes, BAN           4.50 7/18/07  2,050,000                      2,050,000   2,059,092                 2,059,092

Warren and Washington Counties
     Industrial Development Agency,
     IDR (Angiodynamics Project)
     (LOC; Key Bank)                   3.71 11/7/06  2,890,000 a                    2,890,000   2,890,000                 2,890,000

Westchester County Industrial
     Development Agency, Civic
     Facility Revenue (Jacob Burns
     Film Center Project) (LOC; The
     Bank of New York)                 3.57 11/7/06                 4,070,000 a     4,070,000               4,070,000     4,070,000

Westchester County Industrial
     Development Agency, Civic
     Facility Revenue (Mercy
     College Project) (LOC; Key
     Bank)                             3.62 11/7/06  2,000,000 a    1,800,000 a     3,800,000   2,000,000   1,800,000     3,800,000

Westchester County Industrial
     Development Agency, Civic
     Facility Revenue (Northern
     Westchester Hospital
     Association Civic Facility)
     (LOC; Commerce Bank)              3.59 11/7/06                 4,500,000 a     4,500,000               4,500,000     4,500,000

Westchester County Industrial
     Development Agency, Civic
     Facility Revenue (Westchester
     Arts Council, Inc. Project)
     (LOC; Wachovia Bank)              3.57 11/7/06                 3,140,000 a     3,140,000               3,140,000     3,140,000

Westchester County Industrial
     Development Agency, Civic
     Facility Revenue, Refunding
     (Rye Country Day School
     Project) (LOC; Allied Irish
     Banks)                            3.59 11/7/06                 4,800,000 a     4,800,000               4,800,000     4,800,000

Westchester County Industrial
     Development Agency, IDR
     (Westhab Community
     Revitalization, LLC
     Facilities) (LOC; The Bank of
     New York)                         3.60 11/7/06  5,825,000 a                    5,825,000   5,825,000                 5,825,000

Westchester Tobacco Asset
     Securitization Corporation,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch and
     LOC; Merrill Lynch)               3.61 11/7/06  4,400,000 a,b  4,300,000 a,b   8,700,000   4,400,000   4,300,000     8,700,000

Westchester Tobacco Asset
     Securitization Corporation,
     Tobacco Settlement
     Asset-Backed Bonds (Liquidity
     Facility; Merrill Lynch
     Capital Services and LOC;
     Merrill Lynch)                    3.61 11/7/06                 5,050,000 a,b   5,050,000               5,050,000     5,050,000

Wyandanch Union Free School
     District, GO Notes, TAN           4.65 11/7/06                   500,000         500,000                 502,206       502,206

Yonkers Industrial Development
     Agency, IDR (104 Ashburton
     Avenue LLC) (LOC; Key Bank)       3.60 11/7/06  2,815,000 a                    2,815,000   2,815,000                 2,815,000

Yonkers Industrial Development
     Agency, MFHR (Main Street
     Lofts Yonkers LLC Project)
     (LOC; M&T Bank)                   3.66 11/7/06 14,600,000 a                  14,600,000  14,600,000                14,600,000
                                                                                              =====================================
                                                                                              370,328,498 232,370,630   602,699,128
Total Investments-100.0% (cost $370,328,498 and and $232,370,630 respectively)
*	Management does not anticipate having to sell any securities as a result of the Exchange.
a	Securities payable on demand. Variable interest rate--subject to periodic change.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to $153,385,000 or 25.4% of total investments.

Summary of Abbreviations

ACA AGIC ARRN BIGI CGIC CIFG COP EDR FGIC FHLB FNMA GAN GNMA HR IDC LOC LR MFHR PCR RAC RAW SAAN SFHR SONYMA TAN TRAN	American Capital Access
Asset Guaranty Insurance Company
Adjustable Rate Receipt Notes
Bond Investors Guaranty Insurance
Capital Guaranty Insurance Company
CDC Ixis Financial Guaranty
Certificate of Participation
Economic Development Revenue
Financial Guaranty Insurance Company
Federal Home Loan Bank
Federal National Mortgage Association
Grant Anticipation Notes
Government National Mortgage Association
Hospital Revenue
Industrial Development Corporation
Letter of Credit
Lease Revenue
Multi-Family Housing Revenue
Pollution Control Revenue
Revenue Anticipation Certificates
Revenue Anticipation Warrants
State Aid Anticipation Notes
Single Family Housing Revenue
State of New York Mortgage Agency
Tax Anticipation Notes
Tax and Revenue Anticipation Notes	AGC AMBAC BAN BPA CIC CMAC CP EIR FHA FHLMC FSA GIC GO IDB IDR LOR MBIA MFMR PILOT RAN RRR SBPA SFMR SWDR TAW XLCA	ACE Guaranty Corporation
American Municipal Bond Assurance Corporation
Bond Anticipation Notes
Bond Purchase Agreement
Continental Insurance Company
Capital Market Assurance Corporation
Commercial Paper
Environmental Improvement Revenue
Federal Housing Administration
Federal Home Loan Mortgage Corporation
Financial Security Assurance
Guaranteed Investment Contract
General Obligation
Industrial Development Board
Industrial Development Revenue
Limited Obligation Revenue
Municipal Bond Investors Assurance Insurance Corporation
Multi-Family Mortgage Revenue
Payment in Lieu of Taxes
Revenue Anticipation Notes
Resources Recovery Revenue
Standby Bond Purchase Agreement
Single Family Mortgage Revenue
Solid Waste Disposal Revenue
Tax Anticipation Warrants
XL Capital Assurance

                                                                            General New           Dreyfus New
                                                                           York Municipal           York Tax
                                                                            Money Market          Exempt Money
                                                                               Fund                Market Fund
Summary of Combined Ratings (Unaudited)
Fitch                Moody's                   Standard & Poor's                       Value (%)+
----------------------------------------------------------------------------------------------------------------
F1+,F1               VMIG1,MIG1,P1                 SP1+,SP1,A1+,A1                         84.4      74.1
AAA,AA,A c           Aaa,Aa,A c                    AAA,AA,A c                               0.9       1.7
Not Rated d          Not Rated d                   Not Rated d                             14.7      24.2
                                                                         -----------------------------------------
                                                                                          100.0     100.0
†  Based on total investments.

c    Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d    Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.
Pro Forma Statement of Assets and Liabilities

October 31, 2006 (Unaudited)

                                                                                                               General New York
                                                                                                               Municipal Money
                                                                General           Dreyfus                        Market Fund
                                                               New York          New York                         Pro Forma
                                                             Municipal Money  Tax Exempt Money                    Combined
                                                              Market Fund       Market Fund      Adjustments      (Note 1)
                                                            ----------------  ----------------  ------------- -----------------

ASSETS:       Investments in securities - See Statement
              of Investments                                $   370,328,498   $   232,370,630                 $    602,699,128
              Cash                                                        -         3,042,984     (3,042,984)                -
              Interest receivable                                 2,582,163         1,569,925                        4,152,088
              Prepaid expenses                                       21,816             9,485                           31,301
                                                            ----------------  ----------------  ------------- -----------------

                 Total Assets                                   372,932,477       236,993,024     (3,042,984)      606,882,517
                                                            ----------------  ----------------  ------------- -----------------

LIABILITIES:  Due to The Dreyfus Corporation and affiliates         173,157            99,735                 $        272,892
              Cash overdraft due to Custodian                    12,806,956                 -     (3,042,984)        9,763,972
              Payable for investment securities purchased         8,500,000         2,000,000                       10,500,000
              Accrued expenses                                      172,546           119,209                          291,755
                                                            ----------------  ----------------  ------------- -----------------

                 Total Liabilities                               21,652,659         2,218,944     (3,042,984)       20,828,619
                                                            ----------------  ----------------  ------------- -----------------

NET ASSETS                                                  $   351,279,818   $   234,774,080   $          -  $    586,053,898
                                                            ================  ================  ============= =================

COMPOSITION OF
NET ASSETS:   Paid-in capital                               $   350,961,541   $   234,768,303                 $    585,729,844
              Accumulated net realized gain (loss)
              on investments                                        318,277             5,777                          324,054
                                                            ----------------  ----------------  ------------- -----------------

NET ASSETS                                                  $   351,279,818   $   234,774,080                 $    586,053,898
                                                            ================  ================  ============= =================

Class A Shares (100 million, $.001 par value shares
authorized)
  Net Assets                                                $   267,595,612   $   234,774,080                 $    502,369,692
  Shares outstanding                                            267,368,591       234,801,415                      502,170,006
  Net asset value, and redemption
  price per share                                           $          1.00   $          1.00                 $           1.00
                                                            ================  ================  ============= =================

Class B Shares (100 million, $.001 par value shares
authorized)
  Net Assets                                                $    83,684,206                                   $     83,684,206
  Shares outstanding                                             83,607,702                                         83,607,702
  Net asset value, offering price and redemption
  price per share                                           $          1.00                                   $           1.00
                                                            ================  ================  ============= =================

* Investments in securities, at cost                        $   370,328,498   $   232,370,630                 $    602,699,128

                                                                          See notes to pro forma financial statements.
Pro Forma Statement of Operations

For the Twelve Months Ended October 31, 2006 (Unaudited)

                                                                                                               General New York
                                                                                                               Municipal Money
                                                            General           Dreyfus                            Market Fund
                                                           New York          New York                             Pro Forma
                                                         Municipal Money  Tax Exempt Money                        Combined
                                                          Market Fund       Market Fund      Adjustments          (Note 1)
                                                        ----------------  ----------------  -------------     -----------------

INVESTMENT INCOME:

INCOME:       Interest Income                           $    16,555,457   $     8,679,011                     $     25,234,468

EXPENSES:     Management fee                            $     2,493,819   $     1,288,618   $                 $      3,782,437
              Shareholder servicing costs                       951,329           265,837                            1,217,166
              Distribution and service fees                     432,355                 -                              432,355
              Professional fees                                  54,007            63,666        (47,000) (a)           70,673
              Prospectus and shareholders' reports               62,003            11,841         (5,400) (a)           68,444
              Custodian fees                                     48,511            29,639        (10,500) (a)           67,650
              Directors' fees and expenses                       11,455            16,472         (6,000) (a)           21,927
              Registration fees                                  36,673            13,305         (9,500) (a)           40,478
              Miscellaneous                                      45,328            21,245        (19,000) (a)           47,573
                                                        ----------------  ----------------  -------------     -----------------
                 Total Expenses                               4,135,480         1,710,623        (97,400)            5,748,703
                                                        ----------------  ----------------  -------------     -----------------

              Less- reduction in management fee due to
              undertaking                                      (129,793)                -                             (129,793)
                                                        ----------------  ----------------  -------------     -----------------

                 Net Expenses                                 4,005,687         1,710,623        (97,400)            5,618,910
                                                        ----------------  ----------------  -------------     -----------------

NET INVESTMENT INCOME                                        12,549,770         6,968,388         97,400            19,615,558
                                                        ----------------  ----------------  -------------     -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

              Net realized gain (loss) on investments   $       318,187   $        11,965                     $        330,152
                                                                          ----------------
              Net unrealized appreciation (depreciation
              on investments                                          -              (273)                                (273)
                                                        ----------------  ----------------                    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          318,187            11,692                              329,879
                                                        ----------------  ----------------  -------------     -----------------

NET INCREASE  (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $    12,867,957   $     6,980,080   $     97,400      $     19,945,437
                                                        ================  ================  =============     =================

(a) Reflects the anticipated savings as a result of the Merger.

                                                                       See notes to pro forma financial statements.

General New York Municipal Money Market Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

           At special meetings of the Board held on November 15, 2006 and November 6, 2006, the Board of Trustees of General New York Municipal Money Market (the "Acquiring Fund") and Dreyfus New York Tax Exempt Money Market Fund (the "Fund"), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund. Shares will be exchanged for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Acquiring Fund Class A shares in the Exchange.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at October 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended October 31, 2006. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are November 30 for the Acquiring Fund and May 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2006. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

           All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

           The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

           Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund's investments.

NOTE 3--Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at October 31, 2006 by the Class A net asset value per share of the Acquiring Fund on October 31, 2006.

NOTE 4--Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on November 1, 2005.

NOTE 5--Federal Income Taxes:

           Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.